UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2024

CXJ GROUP CO., LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-56425	85-2041913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 401, 4th Floor, East Block Building 5,

Xintiandi Business Center,

No. 7 Anqiaogang Road,

Gongshu District, Hangzhou City,

Zhejiang Province,

China 310017.

(Address of Principal Executive Offices) (NA)

+86 18668175727

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

SECTION 3 - Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities

On September 1, 2024, CXJ Group Co., Limited (“Company”) entered the Subscription Agreement with Shiguo Wang (the “Purchaser”) to issue and sales of an aggregate of 200,000 shares at a price of $0.675 per shares with each share consisting of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The net proceeds to the Company amounted to $135,000 and went directly to the Company as working capital.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CXJ GROUP CO., LIMITED

	By	/s/ Lixin Cai
Date: September 2, 2024	Name:	Lixin Cai
	Title:	Chief Executive Officer and Director